UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-08050

The Asia Tigers Fund, Inc.
(Exact name of Registrant as specified in charter)

1735 Market St., 32nd Floor Philadelphia, PA 19103
(Address of principal executive offices)

Aberdeen Asset Management, Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:  866-839-5205

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2012

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc.

Annual Report
October 31, 2012

2012

Aberdeen

Letter to Shareholders

December 5, 2012

Dear Shareholder,

We present this Annual Report which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2012. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

Total Return Performance

For the 12 month period ended October 31, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 7.0%, assuming reinvestments of dividends and distributions, versus a return of 6.8% for the Fund’s benchmark, the MSCI AC Asia Ex-Japan Index.

Share Price and NAV

The Fund’s share price decreased 14.8% over the twelve months, from $16.35 on October 31, 2011 to $13.93 on October 31, 2012. The Fund’s share price on October 31, 2012 represented a discount of 8.8% to the NAV per share of $15.28 on that date, compared with a discount of 7.8% to the NAV per share of $17.74 on October 31, 2011.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2012 the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeengrr.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;
•	visiting www.aberdeengrr.com

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Alan R. Goodson

President

The Asia Tigers Fund, Inc.

Report of the Investment Manager

Market Review

Asian stocks rose in the period under review, despite the turbulence that had buffeted regional markets. Much of the gains were due to major central banks’ attempts to reflate the global economy, which included the European Central Bank’s bond-buying plan and the third round of quantitative easing from the U.S. Also reviving risk appetite were China’s cash infusion to boost liquidity in its banking system, and interest rate cuts in Europe and China. Sentiment had been roiled by speculation over Greece’s exit from the Eurozone, as well as anemic economic data across the globe. Towards the period end, stock markets were caught between the hope that the Chinese economy may be nearing a bottom and recurring global growth concerns, along with lackluster corporate results. Although U.S. economic data grew more encouraging, uncertainty over the outcome of the presidential election in the U.S. kept investors side-lined.

Portfolio Review and Performance

The Fund’s NAV total return for the twelve month period ended October 31, 2012 was 7.0%, outperforming the benchmark, the MSCI AC Asia Ex-Japan Index, by 0.2%.

At the stock level, contributors to performance included defense and engineering group ST Engineering, which posted double-digit profit growth in the first half of the period and enjoyed a good flow of new orders, with positive momentum in Asian and U.S. markets. Also benefiting the Fund was City Developments, as it rebounded from an earlier sell-off triggered by the Singapore government's cooling measures. Property price data in Singapore has remained resilient.

Conversely, Infosys, which saw its share price pulled lower by lackluster results, detracted from performance. Also detracting from

Fund performance, was Li & Fung, as the company's core operating profits fell in the first half of the period, due to restructuring costs incurred by its U.S. operations, increased investments in Asia, and general slowdown in the retail environment.

Since taking over the management of the Fund from Blackstone on December 19, 2011, Aberdeen has realigned the Fund’s portfolio to fit with our buy-and-hold strategy. As such, we have sought well-run firms that have clear and sustainable business models backed by solid finances and a healthy regard for minority shareholders. After the initial realignment, portfolio activity was confined largely to increasing or selling portions of current holdings, which included paring the City Developments position after its strong relative price performance and adding to the Standard Chartered holding following the slump in its share price when the news of a U.S. regulatory probe first broke.

Outlook

Looking ahead, stock markets are likely to be influenced by unfolding events in Europe and the United States. While President Obama’s re-election removes some uncertainty, the status quo of a Republican-controlled House and a Democrat-led Senate means that the “fiscal cliff” is still unresolved. Nevertheless, there is hope that both parties may be more willing to cooperate, given the high profile-losses by key conservatives. In Asia, there is still a question mark over China’s leadership transition and its impact on the moderating pace of growth, which in turn, has implications for the rest of the region. Yet, we are confident that the Fund’s holdings, which have been carefully selected for their robust fundamentals and good management, will be able to face the challenges that lie ahead.

Aberdeen Asset Management Asia Limited

The Asia Tigers Fund, Inc.

Portfolio Summary

October 31, 2012

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2012, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of October 31, 2012, the Fund held 98.3% of its net assets in equities, and 1.7% in cash and other assets in excess of liabilities.

Asset Allocation as of October 31, 2012

Asset Allocation by Sector

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings

October 31, 2012

The following were the Fund’s top ten holdings as of October 31, 2012

Name of Security	Percentage of Net Assets
Oversea-Chinese Banking Corp., Ltd.	5.8%
Jardine Strategic Holdings, Ltd.	5.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.0%
Swire Pacific, Ltd. B	4.3%
Housing Development Finance Corp., Ltd.	4.2%
China Mobile, Ltd.	3.9%
Standard Chartered PLC	3.7%
Singapore Technologies Engineering, Ltd.	3.7%
HSBC Holdings PLC	3.4%
City Developments, Ltd.	3.3%

Average Annual Returns

October 31, 2012

The following table summarizes Fund performance compared to the MSCI AC Asia ex-Japan index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2012.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	7.04%	5.60%	(5.21)%	13.64%
Market Value	5.88%	4.44%	(5.39)%	13.98%
MSCI AC Asia ex-Japan Index	6.77%	7.25%	(2.86)%	14.15%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund that is effective through December 18, 2014, without which performance would be lower. This contract may not be terminated before December 18, 2014. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 2.82%. The annualized net expense ratio after fee waivers and/or expense reimbursements and before taxes is 2.11%.

The Asia Tigers Fund, Inc.

Portfolio of Investments

As of October 31, 2012

No. of Shares	Description	Value
EQUITY SECURITIES—98.3%
CHINA—6.9%
OIL, GAS, & CONSUMABLE FUELS—3.0%
1,202,000	PetroChina Co., Ltd. (a)	$1,631,016
WIRELESS TELECOMMUNICATION SERVICES—3.9%
192,700	China Mobile, Ltd. (a)	2,137,380
	Total China (cost $2,399,511)	3,768,396
HONG KONG—26.0%
COMMERCIAL BANKS—5.0%
188,000	HSBC Holdings PLC (a)	1,852,573
8,522	HSBC Holdings PLC-ADR	420,646
41,000	Wing Hang Bank, Ltd. (a)	434,003
		2,707,222
DISTRIBUTORS—1.7%
562,000	Li & Fung, Ltd. A (a)	937,508
FOOD & STAPLES RETAILING—1.9%
95,400	Dairy Farm International Holdings, Ltd.	1,064,664
INDUSTRIAL CONGLOMERATES—5.3%
79,500	Jardine Strategic Holdings, Ltd.	2,885,803
INSURANCE—2.9%
400,000	AIA Group, Ltd. (a)	1,577,387
REAL ESTATE MANAGEMENT & DEVELOPMENT—7.0%
420,000	Hang Lung Properties (a)	1,454,288
1,045,000	Swire Pacific, Ltd. B (a)	2,359,210
		3,813,498
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
108,100	ASM Pacific Technology, Ltd. (a)	1,202,524
	Total Hong Kong (cost $12,604,619)	14,188,606
INDIA—14.4%
AUTOMOBILES—1.4%
22,500	Hero Motocorp, Ltd. (a)	780,893
COMMERCIAL BANKS—2.1%
57,706	ICICI Bank, Ltd. (a)	1,122,871
CONSTRUCTION MATERIALS—2.6%
38,000	Ultratech Cement, Ltd. (a)	1,405,663
IT SERVICES—3.2%
40,281	Infosys, Ltd. (a)	1,763,873
PHARMACEUTICALS—0.9%
13,000	Glaxosmithkline Pharmaceuticals, Ltd. (a)	482,558
THRIFTS & MORTGAGE FINANCE—4.2%
164,000	Housing Development Finance Corp., Ltd. (a)	2,306,831
	Total India (cost $7,284,401)	7,862,689

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
INDONESIA—1.3%
HOUSEHOLD PRODUCTS—1.3%
270,000	PT Unilever Indonesia Tbk (a) (cost $582,906)	$730,250
MALAYSIA—3.8%
COMMERCIAL BANKS—2.5%
241,700	CIMB Group Holdings Bhd. (a)	604,048
140,000	Public Bank Bhd. (Foreign)	729,875
		1,333,923
TOBACCO—1.3%
35,000	British American Tobacco Bhd. (a)	725,329
	Total Malaysia (cost $1,431,793)	2,059,252
PHILIPPINES—3.2%
COMMERCIAL BANKS—1.6%
450,000	Bank of the Philippine Islands (a)	883,745
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
1,500,000	Ayala Land, Inc. (a)	857,349
	Total Philippines (cost $1,320,044)	1,741,094
SINGAPORE—20.8%
AEROSPACE & DEFENSE—3.7%
700,000	Singapore Technologies Engineering, Ltd. (a)	2,014,653
AIRLINES—1.7%
110,000	Singapore Airlines, Ltd. (a)	953,323
COMMERCIAL BANKS—7.3%
423,000	Oversea-Chinese Banking Corp., Ltd. (a)	3,143,891
57,000	United Overseas Bank, Ltd. (a)	850,028
		3,993,919
DIVERSIFIED TELECOMMUNICATION SERVICES—2.9%
600,000	Singapore Telecommunications, Ltd. (a)	1,580,409
INDUSTRIAL CONGLOMERATES—1.9%
120,300	Keppel Corp., Ltd. (a)	1,046,667
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.3%
192,000	City Developments, Ltd. (a)	1,792,704
	Total Singapore (cost $9,267,700)	11,381,675
SOUTH KOREA—5.6%
FOOD & STAPLES RETAILING—1.0%
2,660	E-Mart Co., Ltd. (a)	576,561
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.6%
1,063	Samsung Electronics Co., Ltd. (a)	1,275,640
1,700	Samsung Electronics Co., Ltd. Preferred (a)	1,234,095
		2,509,735
	Total South Korea (cost $2,071,509)	3,086,296

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2012

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
TAIWAN—7.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.0%
888,583	Taiwan Semiconductor Manufacturing Co., Ltd. (a)	$2,707,565
WIRELESS TELECOMMUNICATION SERVICES—2.3%
360,000	Taiwan Mobile Co., Ltd. (a)	1,255,898
	Total Taiwan (cost $2,366,041)	3,963,463
THAILAND—5.3%
CONSTRUCTION MATERIALS—2.4%
60,200	Siam Cement Public Co., Ltd. (Foreign) (a)	813,537
43,000	Siam Cement Public Co., Ltd. NVDR (Foreign) (a)	522,948
		1,336,485
OIL, GAS, & CONSUMABLE FUELS—2.9%
290,000	PTT Exploration & Production PCL (Foreign)	1,570,636
	Total Thailand (cost $2,876,522)	2,907,121
UNITED KINGDOM—3.7%
COMMERCIAL BANKS—3.7%
86,000	Standard Chartered PLC (a) (cost $1,932,504)	2,036,199
	TOTAL COMMON STOCK—98.3% (cost $44,137,550)	53,725,041
Principal Amount
SHORT-TERM INVESTMENT—1.6%
REPURCHASE AGREEMENT—1.6%
UNITED STATES—1.6%
$ 864,595	State Street Bank, 0.01% dated 10/31/12, due 11/01/12, proceeds at maturity $864,595 (Collateralized by $866,300 U.S. Treasury Note, 1.75%, due 05/15/22, Market Value $881,790)(cost $864,595)	864,595
	Total Investments—99.9% (cost $45,002,145)	54,589,636

	Cash and Other Assets in Excess of Liabilities—0.1%	40,434
	Net Assets—100.0%	$54,630,070

Footnotes and Abbreviations

ADR—American Depository Receipts.

NVDR—Non-Voting Depository Receipts.

(a)	Security uses fair value as of October 31, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2012

Assets
Investments, at value (cost $44,137,550)	$53,725,041
Repurchase agreement, at value (cost $864,595)	864,595
Cash ($401,554 of foreign currency holdings with a cost of $396,744)	401,554
Tax refund receivable	19,528
Dividends receivable	19,135
Receivable for securities sold	18,884
Prepaid expenses	8,959
Total Assets	55,057,696

Liabilities
Payable for deferred foreign tax	124,429
Securites purchased payable	44,726
Investment adviser fees payable (Note 3)	35,648
Administration fees payable (Note 3)	9,379
Director fees payable	7,199
Investor relations payable (Note 3)	4,711
Accrued expenses and other liabilities	201,534
Total Liabilities	427,626

Net Assets	$54,630,070

Net Assets Consist of:
Capital stock, $0.001 par value (Note 5)	$3,574
Paid-in capital	35,793,921
Accumulated net investment income	72,219
Accumulated net realized gain on investments	9,296,384
Net unrealized appreciation in value of investments and foreign currency translation (net of deferred foreign withholding taxes of $124,429)	9,463,972
$54,630,070
Net asset value per share ($54,630,070/3,574,104 shares issued and outstanding)	$15.28

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2012

Investment Income
Dividends	$1,464,647
Less: Foreign taxes withheld	(71,725)
Total Investment Income	1,392,922

Expenses
Investment management fees (Note 3)	524,650
Legal fees and expenses	174,557
Reports to shareholders and proxy solicitation	128,781
Independent auditors’ fees and expenses	111,998
Custodian fees and expenses	108,161
Insurance expenses	108,101
Administration fees (Note 3)	104,930
Directors’ fees and expenses	52,085
Transfer agent fees and expenses	39,633
Investor Relation expenses (Note 3)	36,744
NYSE fees and expenses	25,716
Miscellaneous	67,115
Total expenses before expense reimbursement & waiver	1,482,471
Less: Voluntarily reimbursed expenses (Note 3)	(104,874)
Less: Expenses waived (Note 3)	(268,579)
Net expenses	1,109,018

Net investment income	283,904

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions

Net realized gain (loss) from:
Investment transactions (net of capital gains tax of $48,338)	9,608,304
Foreign currency transactions	(140,409)
9,467,895
Net change in unrealized appreciation of investments and foreign currency translation (net of increase in deferred foreign withholding tax of $65,033)	(6,245,364)
Net realized and unrealized gain on investments and foreign currency translation	3,222,531
Net Increase in Net Assets Resulting from Operations	$3,506,435

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income	$283,904	$16,395
Net realized gain on investments and foreign currency translation	9,467,895	10,814,152
Net change in unrealized appreciation in value of investments and foreign currency translation	(6,245,364)	(15,428,652)
Net Increase (decrease) in net assets resulting from operations	3,506,435	(4,598,105)

Distributions to Shareholders from:
Net investment income ($0.00 per share and $0.05 per share, respectively).	—	(177,856)
Short term capital gains ($0.00 and $0.97 per share, respectively)	—	(3,450,409)
Long term capital gains ($3.16 and $2.15 per share, respectively)	(10,175,189)	(7,647,821)
Decrease in net assets resulting from distributions	(10,175,189)	(11,276,086)

Capital Share Transactions
Issuance of 703,218 and 0 shares, respectively, due to stock distribution (Note 5)	9,155,898	—
Reinvestments of dividends (0 shares and 10,201 shares at $20.54 per share, respectively)	—	209,528
Shares repurchased under Repurchase Offers (349,110 and 347,327 shares, respectively) (net of repurchase fees of $99,503 and $142,482 respectively) (including expenses of $120,081 and $130,703 respectively)	(4,995,701)	(7,112,344)
Net increase (decrease) in net assets resulting from capital share transactions	4,160,197	(6,902,816)
Total decrease in net assets	(2,508,557)	(22,777,007)

Net Assets
Beginning of year	57,138,627	79,915,634
End of year*	$54,630,070	$57,138,627

*	Includes accumulated net investment income of $72,219 and (loss) $(22,938)

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a)
Net asset value, beginning of year	$17.74	$22.47	$19.10	$13.22	$35.69
Net investment income (loss)	0.08	–	(0.01)	(0.04)	–
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	0.87	(1.56)	3.92	7.91	(21.96)
Net increase/(decrease) in net assets resulting from operations	0.95	(1.56)	3.91	7.87	(21.96)
Dividends and distributions to shareholders:
Net investment income	–	(0.05)	–	–	–
Net realized gains	(3.16)	(3.12)	(0.34)	(1.98)	(0.52)
Tax return of capital	–	–	(0.18)	–	–
Total dividends and distributions to shareholders	(3.16)	(3.17)	(0.52)	(1.98)	(0.52)
Capital share transaction:
Impact due to capital shares issued from stock distribution (Note 5)	(0.24)	–	–	–	–
Impact due to capital shares tendered or repurchased (Note 6)	(0.01)	–	(0.02)	(0.01)	(0.01)
Total capital share transactions	(0.25)	–	(0.02)	(0.01)	0.01
Net asset value, end of year	$15.28	$17.74	$22.47	$19.10	$13.22
Market value, end of year	$13.93	$16.35	$21.80	$18.00	$11.97

Total Investment Return Based on:(c)
Market value	5.88%	(13.43% )	24.27%	79.14%	(62.86% )
Net Asset Value	7.04%	(8.87% )	20.72%	72.12%	(62.24% )

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$54,630	$57,139	$79,916	$72,798	$55,833
Average net assets (000 omitted)	$52,504	$67,947	$74,534	$58,310	$112,943
Ratio of expenses to average net assets	2.11%	2.36%	2.24%	2.76%	1.99%
Ratio of expenses to average net assets, excluding fee waivers	2.82%	2.58%	2.24%	2.76%	1.99%
Ratio of net investment income to average net assets	0.54%	0.02%	(0.04% )	(0.28% )	0.01%
Portfolio turnover rate	83.20%	41.69%	51.73%	69.25%	82.83%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.01, $0.01, $0.07, $0.01, and $0.03 per share for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively.
(c)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements

October 31, 2012

1. Organization:

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Prior to October 31, 2012, the Fund’s valuation process was to value securities at the last sales price prior to the time of determination if there was a sale on the date of determination, if there was no sale on the date of determination at the mean between the last current bid and asked prices, or if neither of the above was available then at the last available closing price, if deemed representative of fair value. Securities that were traded over-the-counter were valued, if bid and asked quotations were available, at the mean between the then current bid and asked prices. Securities for which sales prices and bid and asked quotations were not available on the date of determination or for which the spread between the bid and asked prices was considered excessive were valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less were generally valued at amortized cost which approximates market value. Securities for which market values were not readily ascertainable were carried at fair value as determined in good faith by or under the supervision of the Board of Directors.

Effective October 31, 2012 the Fund values equity securities that are traded on an exchange at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principle exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. These factors are based on inputs such as depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, Sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment. When no fair valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

participates would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 10/31/2012
Financials	$1,150,521	$21,275,128	$–	$22,425,649
Information Technology	–	8,183,698	–	8,183,698
Industrial Conglomerates	2,885,803	4,014,643	–	6,900,446
Telecommunications Services	–	4,973,686	–	4,973,686
Energy	1,570,636	1,631,016	–	3,201,652
Consumer Staples	1,064,664	2,032,140	–	3,096,804
Materials	–	2,742,147	–	2,742,147
Consumer Discretionary	–	1,718,401	–	1,718,401
Health Care	–	482,558	–	482,558
Repurchase Agreement	–	864,595		864,595
Total	$6,671,624	$47,918,012	$–	$54,589,636

The Fund held no level 3 securities at October 31, 2012.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, due to the addition of fair value factors (as described above), all securities, with the exception of the Repurchase Agreement, that are currently Level 2 have transferred from Level 1 to Level 2.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held a repurchase agreement of $864,595 as of October 31, 2012.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and foreign currency translation.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses, foreign currency losses, capital gains taxes and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund continues to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended October 31, 2012, are subject to such review. At October 31, 2012 the Fund has recorded no liability relating to uncertain income tax positions.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

As of December 19, 2011 Aberdeen Asset Management Asia Limited (“AAMAL”) has served as the Fund’s investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1,000,000,000. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the portion of the reporting period when AAMAL served as the Fund’s investment manager, beginning December 19, 2011 and ended October 31, 2012, AAMAL earned a gross management fee of $453,724.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18, 2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through October 31, 2012, AAMAL waived and assumed a total of $268,579 attributable to its management fee and Fund expenses including among others AAMI’s investor relations services, as described below.

Prior to December 19, 2011, Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), served as the Fund’s investment manager under the

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

terms of a management agreement dated February 24, 2006. Pursuant to the management agreement, Blackstone Advisors supervised the Fund’s investment program and was responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Blackstone Advisors received monthly fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly net assets; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. For the portion of the reporting period when Blackstone Advisors served as the Fund’s investment manager, beginning November 1, 2011 and ended December 18, 2011, the Fund paid a total of $70,926 in management fees to Blackstone Advisors.

Due to the transition of the investment manager, the Fund has been reimbursed for all of the normal and customary fees and expenses incurred in connection with the proxy and proxy solicitation costs, printing costs, legal fees, Directors’ fees, and other expenses related to the approval and transition to AAMAL. For the year ended October 31, 2012, the Fund incurred a total of $104,874 in expenses that has been reimbursed by Blackstone and AAMAL.

(b) Fund Administration:

As of December 19, 2011, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, has served as the Fund’s administrator. For its services, AAMI receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the portion of the reporting period when AAMI served as the Fund’s administrator, beginning December 19, 2011 and ended October 31, 2012, the Fund paid a total of $90,745 in administrative fees to AAMI.

Prior to December 19, 2011, Blackstone Advisors served as the Fund’s administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provided certain administrative services to the Fund. For its services, Blackstone Advisors received a fee computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the portion of the reporting period when Blackstone Advisors served as the Fund’s administrator, beginning November 1, 2011 and ended December 18, 2011, the Fund paid a total of $14,185 in administrative fees to Blackstone Advisors.

(c) Investor Relations:

Effective February 14, 2012, the Board approved an Investor Relations Services Agreement between certain U.S. registered closed-end funds managed by AAMAL or its affiliates, including the Fund, and AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholders questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the period beginning February 14, 2012 and ended October 31, 2012, the Fund paid fees of approximately $36,000 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors

The Board approved an increase in Independent Director compensation to take effect on January 1, 2012. Per the revised compensation, the Fund pays each Independent Director an annual fee of $5,000 with an additional $2,500 annual fee to the Chairman of the Board, $1,500 for each in-person meeting attended and $250 per telephonic meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the year ended October, 31, 2012, the Fund paid $52,085 in Directors’ fees.

4. Investment Transactions:

For the year ended October 31, 2012, purchases and sales of securities, other than short-term investments, were $43,708,523 and $48,028,523, respectively.

5. Capital:

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of October 31, 2012 there were 3,574,104 common shares issued and outstanding.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

On December 14, 2011, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $3.16 per share of common stock on January 31, 2012 to stockholder of record at the close of business on December 22, 2011. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $0.58317 per share or 18.45% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.02 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2012 and the two preceding trading days.

6. Semi-Annual Repurchase Offers:

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares. In order to participate in a repurchase offer, stockholders are asked to comply with the requirements in the Offer to Repurchase related to the offer.

Under the Fund’s original policy, the Fund conducted quarterly repurchase offers. This policy was amended at the February 23, 2007 Annual Meeting of Stockholders to provide that the Fund will from that date forward conduct repurchase offers on a semi-annual, rather than on a quarterly, basis.

During the year ended October 31, 2011, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #25	Repurchase Offer #26
Commencement Date	December 23, 2010	June 24, 2011
Expiration Date	January 14, 2011	July 15, 2011
Repurchase Offer Date	January 21, 2011	July 22, 2011
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	407,421.5839	530,505.4907
Final Pro-ration Odd Lot Shares	250.0000	28,402.0000
Final Pro-ration Non-Odd Lot Shares	177,603.0000	141,071.5000
% of Non-Odd Lot Shares Accepted	43.6187%	28.0961%
Shares Accepted for Tender	177,853.0000	169,473.5000
Net Asset Value as of Repurchase Offer Date ($)	20.16	20.88
Repurchase Fee per Share ($)	0.4032	0.4176
Repurchase Offer Price ($)	19.7568	20.4624
Repurchase Fee ($)	71,710	70,772
Expenses ($)	65,715	64,988
Total Cost ($)	3,579,521	3,532,823

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

During the year ended October 31, 2012, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #27	Repurchase Offer #28
Commencement Date	December 23, 2011	June 22,2012
Expiration Date	January 13, 2012	July 13, 2012
Repurchase Offer Date	January 20, 2012	July 20, 2012
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	677,311.9055	890,563.0000
Final Pro-ration Odd Lot Shares	37,178.9055	50,045.0000
Final Pro-ration Non-Odd Lot Shares	123,820.0945	138,066.0000
% of Non-Odd Lot Shares Accepted	19.3429%	16.4263%
Shares Accepted for Tender	160,999.0000	188,111.0000
Net Asset Value as of Repurchase Offer Date ($)	14.10	14.38
Repurchase Fee per Share ($)	0.2820	0.2876
Repurchase Offer Price ($)	13.8180	14.0924
Repurchase Fee ($)	45,402	54,101
Expenses ($)	64,344	55,737
Total Cost ($)	2,289,028	2,706,673

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual interval pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, from time to time (“Offers”). The Board of Directors may place such conditions and limitations on the Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

7. Open Market Repurchase Policy

Effective October 30, 2012, the Board authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases below 12%. The Board has instructed Management to report repurchase activity to it regularly. The number of shares repurchased will be posted on the Fund’s website on a monthly basis. For the year ended October 31, 2012, the Fund did not repurchase any shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies:

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$45,122,849	$10,059,605	$(592,818)	$9,466,787

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	October 31, 2012	October 31, 2011
Distributions paid from:
Ordinary Income	$–	$3,628,265
Long-Term Capital Gain	10,175,189	7,647,821
Total tax character of distributions	$10,175,189	$11,276,086

At October 31, 2012, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$72,219
Undistributed Long-Term Capital Gains	9,417,088
Unrealized Appreciation	9,343,268	*
Total accumulated earnings	$18,832,575

*	The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards (“losses incurred in taxable years prior to the effective date of the 2010 Act”) may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2012

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $(188,747) has been reclassified from accumulated net realized gain on investments to accumulated net investment income as a result of permanent differences primarily attributable to foreign currency losses and capital gains taxes. These reclassifications have no effect on net assets or net asset values per share.

11. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

12. Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of October 31, 2012.

On December 7, 2012 the Fund declared a special distribution in the amount of $2.65502 per share. The distribution will be payable on January 31, 2013 to stockholders of record on December 21, 2012. The distribution will be paid in shares of the Fund’s common stock. Stockholders may, however, request that their distribution be paid in cash in lieu of common stock. The Fund will limit the aggregate amount of cash to be paid out in the distribution to all stockholders to 20% of the aggregate dollar amount of the total distribution. Any cash paid in lieu of fractional shares will not count toward this limit. If cash distribution requests exceed this limit, the Fund will pro-rate the cash distribution among all stockholders who have made such requests, based on the amounts requested. Stockholders electing cash, who do not receive 100% of the distribution in cash, will receive the balance in shares of common stock of the Fund.

The Asia Tigers Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 21, 2012

The Asia Tigers Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Asia Tigers Fund, Inc. during the fiscal year ended October 31, 2012. $10,175,189 of distributions paid by the Fund during the fiscal year ended October 31, 2012 are considered capital gains dividends.

In addition, the Fund elects to provide each stockholder with their portion of the Fund’s income sourced from foreign countries and taxes paid from foreign countries. In respect of the fiscal year ended October 31, 2012, $1,464,314 of gross income was derived from foreign countries and the Fund incurred $118,896 of income taxes imposed by foreign countries eligible for pass through to stockholders.

Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in dollars mailed directly to the stockholder by BNY Mellon, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

The Asia Tigers Fund, Inc.

Dividends and Distributions (unaudited) (concluded)

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at PO Box 358035, Pittsburgh, PA 15252.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, and Audit Committee	Since 1993; Current term ends at the 2015 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Director of 24 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Lawrence K. Becker c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 2003; Current term ends at the 2013 Annual Meeting	Mr. Becker has served as Private Investor of Real Estate Investment Management since July 2003. He was Treasurer of the France Growth Fund, Inc. from 2004 to 2008 and Vice President and Controller/Treasurer of National Financial Partners from 2000 to 2003.	2	Member of Board of Trustees or Board of Managers of two registered investment companies advised by Advantage Advisers L.L.C. or its affiliates.

Leslie H. Gelb Council on Foreign Relations 58 E. 68th St. New York, NY 10065 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2014 Annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 24 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2014 Annual Meeting	Mr. Rubio has been the Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal.	2	Director of two registered investment companies advised by Advantage Advisers L.L.C. or its affiliates.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Directors

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; Current term ends at the 2015 Annual Meeting	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991 - present), Aberdeen Asset Management Asia Limited; and Director (2000 - present), Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc.; Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex.”
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Investment Manager.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since 2011	Currently, Vice President and Head of Compliance – U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer, Vice President	Since 2012	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary, Vice President	Since 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adrian Lim* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Gary Marshall* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1961	Vice President	Since 2011	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen. Director, Vice President for AAMI (since October 2006).

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Development, for Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since 2012	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she was promoted to Manager of the U.S. Transitions Team and transferred to her current position in 2011.

*	As of October 2012, Messrs. Goodson, Cotton, Lim, Marshall, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols and Deja hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”
**	Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Jeswald W. Salacuse, Chairman

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

Luis F. Rubio

Officers

Alan Goodson, President

Jeffrey Cotton, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Gary Marshall, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

BNY Mellon Investment Servicing

PO Box 358035

Pittsburgh, PA 15252

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadephia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 - Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not Applicable.

(c)

Following Aberdeen Asset Management Asia Limited’s appointment as Investment Manager effective December 19, 2011, the Registrant adopted a new Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics was adopted by the Registrant to align with the Code of Ethics of other registered investment companies advised by the Investment Manager or its affiliates.

(d)	The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)

A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto. The Registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the Registrant at its address at 1735 Market St., 32nd Floor, Philadelphia, PA 19103.

Item 3 - Audit Committee Financial Expert.

The Registrant’s board of directors has determined that Lawrence K. Becker, a member of the board of directors’ audit committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Becker as the audit committee’s financial expert. Mr. Becker in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees
October 31, 2012	$82,555	$0	$48,695 (1)	$0
October 31, 2011	$82,555	$0	$39,857	$0

(1) As of the date of filing of this report, the Registrant’s 2012 tax fees have not been finalized and are estimates prepared by the Registrant’s accountant. The Registrant’s final 2012 tax fees may differ from the amount listed.

(e)(1)

The duties and powers of the Audit Committee include, to the extent required by applicable law, pre-approving: (i) all audit and non-audit services that the registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant’s investment adviser, Aberdeen Asset Management Asia Limited (“AAMAL”), (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with AAMAL that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $2,254,869 for 2012 and $0 for 2011. AAMAL assumed responsibility for investment management of the Fund on December 19, 2011. The 2011 fee of $0 is as disclosed by the previous investment adviser, Blackstone Asia Advisors L.L.C.

(h)

The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.

(b)	Not applicable

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s board of directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit A and policies of the Investment Manager are included as Exhibit B.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 4, 2012.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.
Adrian Lim BAcc, CFA Senior Investment Manager Asian Equities Team	Responsible for Asian equities portfolio management.	Joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.
Christopher Wong BA, CFA Senior Investment Manager Asian Equities Team	Responsible for Asian equities portfolio management.	Joined Aberdeen on the private equity desk in 2001 and transferred to the Asian Equities team in 2002. Prior to Aberdeen, he was an associate director with Andersen Corporate Finance, advising clients on mergers & acquisitions in South East Asia.

Chou Chong MSc, CFA Investment Director Asian Equities Team	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1994 as a graduate trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008 returned to Singapore and joined the Asian Equities Team.
Flavia Cheong BA, MA (Hons), CFA Investment Director Asian Equities Team	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)

Hugh Young	16	$11,339.58	79 (1)	$60,465.12	124 (1)	$43,952.79

Adrian Lim	16	$11,339.58	79 (1)	$60,465.12	124 (1)	$43,952.79

Christopher Wong	16	$11,339.58	79 (1)	$60,465.12	124 (1)	$43,952.79

Chou Chong	16	$11,339.58	79 (1)	$60,465.12	124 (1)	$43,952.79

Flavia Cheong	16	$11,339.58	79 (1)	$60,465.12	124 (1)	$43,952.79

Total Assets are as of October 31, 2012 and have been translated into U.S. Dollars at a rate of £1.00 = 1.61.

(1) There are 2 Pooled Investment Vehicles and 9 Other Accounts (with assets under management totaling approximately $3.0 billion) managed by Hugh Young, Adrian Lim, Christopher Wong, Chou Chong, and Flavia Cheong with respect to which part of the advisory fee is based on the performance of the account. The portfolio managers’ management of other registered investment companies, other pooled investment vehicles, and other accounts may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of these other accounts, on the other. These other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, other accounts managed by the same portfolio manager may compensate the Investment Manager or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Investment Manager that the benefits from the Investment Manager organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its affiliates (the “Aberdeen Group”) as of October 31, 2012.

Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognise corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the level so f bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in AAM PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee determines the KPI’s that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2012
Hugh Young	$0
Adrian Lim	$0
Christopher Wong	$0
Chou Chong	$0
Flavia Cheong	$0

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/01/2011 to 11/30/2011	None	None	None	None

12/01/2011 to 12/31/2011	None	None	None	None
01/01/2012 to 01/31/2012	160,999	13.818	160,999 (1)	None
02/01/2012 to 02/28/2012	None	None	None	None
03/01/2012 to 03/31/2012	None	None	None	None
04/01/2012 to 04/30/2012	None	None	None	None
05/01/2012 to 05/31/2012	None	None	None	None
06/01/2012 to 06/30/2012	None	None	None	None
07/01/2012 to 07/31/2012	188,111	14.0924	188,111 (2)	None
08/01/2012 to 08/31/2012	None	None	None	None
09/01/2012 to 09/30/2012	None	None	None	None
10/01/2012 to 10/31/2012	None	None	None	None
Total	349,110	$13.9659	349,110	None

(1)        These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on December 23, 2011 that expired on January 13, 2012. In connection with this repurchase offer, the Fund offered to repurchase up to 160,999 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as January 20, 2012.

(2)         These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on June 22, 2012 that expired on July 13, 2012. In connection with this repurchase offer, the Fund offered to repurchase up to 188,111 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of July 20, 2012.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Asia Tigers Fund, Inc.

By (Signature and Title)*	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer

Date	January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer

Date	January 4, 2013

By (Signature and Title)*	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer

Date	January 4, 2013

EXHIBIT LIST

12(a)(1) - Code of Ethics

12(a)(2) - Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s Proxy Voting Policies